UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2016

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01.	Regulation FD Disclosure.

American International Group, Inc. (the “Company”) is furnishing supplemental slides, which have been added to the Investor Presentation that was furnished to the Securities and Exchange Commission on January 26, 2016, as supplemented on February 2, 2016 and updated on March 16, 2016, (including all supplements and updates, the “Supplemented Investor Presentation”) attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. The Supplemented Investor Presentation, which the Company may use from time to time in presentations to investors and other stakeholders, will also be available on the Company’s website at www.aig.com.

The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, Item 7.01 of this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Supplemented Investor Presentation dated March 31, 2016 (furnished and not filed for purposes of Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: March 31, 2016	By:	/s/ Jeffrey A. Welikson
	Name:	Jeffrey A. Welikson
	Title:	Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Supplemented Investor Presentation dated March 31, 2016 (furnished and not filed for purposes of Item 7.01).